UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2011

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-34277	25-1445946
(Commission file number)	(IRS employer ID)

112 Market Street, Harrisburg, Pennsylvania	17101
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – (717) 231-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Commencing February 16, 2011, Tower Bancorp, Inc. (“Tower”), intends to make available to investors a First Quarter 2011 Investor Presentation, containing an overview of Tower’s strategy and performance as of December 31, 2010. The Investor Presentation, which will be posted on Tower’s Investor Relations website at www.towerbancorp.com, is furnished in this Report pursuant to this Item 7.01, as Exhibit 99.1 and is incorporated herein by reference. No part of this Report shall be deemed “filed” for any purpose.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Tower Bancorp, Inc. First Quarter 2011 Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER BANCORP, INC. (Registrant)

Date: February 16, 2011	By:	/s/ ANDREW S. SAMUEL
Andrew S. Samuel
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Tower Bancorp, Inc. First Quarter 2011 Investor Presentation